Exhibit 99.1

Merger Agreement With First Miami Bancorp, Inc. Strengthening Position In Vibrant Miami - Dade Market February 13, 2023

Important Information for Stockholders and Investors 2 This presentation relates to a proposed merger of United Community Banks, Inc . (“United ” or “UCBI”) and First Miami Bancorp, Inc . (“First Miami”) . In connection with the proposed merger, United intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S - 4 that will include a proxy statement of First Miami to be sent to First Miami’s stockholders seeking their approval of the merger . The registration statement also will contain the prospectus of United to register the shares of United common stock to be issued in connection with the merger . A definitive proxy statement/prospectus will also be provided to First Miami’s stockholders as required by applicable law . INVESTORS AND STOCKHOLDERS OF FIRST MIAMI ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF THE REGISTRATION STATEMENT, WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY UNITED OR FIRST MIAMI WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED, FIRST MIAMI AND THE PROPOSED TRANSACTION . The registration statement and other documents filed with the SEC may be obtained for free at the SEC’s website (www . sec . gov) . You will also be able to obtain these documents free of charge, from United at the “Investor Relations” section of United’s website at www . ucbi . com or from First Miami at the “Investor Relations” section of First Miami’s website at www . fnbsm . com . Copies of the definitive proxy statement/prospectus will also be made available, free of charge, by contacting United Community Banks, Inc . , P . O . Box 398 , Blairsville, GA 30514 , Attn : Jefferson Harralson, Telephone : (864) 240 - 2608 , or First Miami Bancorp, Inc . , 5750 Sunset Drive, South Miami, FL 33143 , Attn : Pablo Rodriguez, Telephone : (305) 662 - 5473 . PARTICIPANTS IN THE TRANSACTION Under the rules of the SEC, United and First Miami, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from First Miami’s stockholders in favor of the approval of the proposed merger . Information about the directors and executive officers of United and their ownership of United capital stock can be found in United’s definitive proxy statement in connection with its 2022 annual meeting of shareholders, as filed with the SEC on April 6 , 2022 , and other documents subsequently filed by United with the SEC . Information about the directors and executive officers of First Miami and their ownership of First Miami capital stock, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available . Free copies of such document may be obtained as described above .

Cautionary Statement About Forward - Looking Statements 3 This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected accretive value of the Merger to United’s earnings and the expected timing of the closing of the Merger . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed ; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to, (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or may take longer than anticipated to be realized, (2) disruption from the merger of customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to a delay in closing the merger or the termination of the merger agreement, (4) the failure to obtain the necessary approval by the stockholders of First Miami, (5) the possibility that the costs, fees, expenses and charges related to the merger may be greater than anticipated, (6) the ability of United to obtain required governmental approvals of the merger on the anticipated timeframe and without the imposition of adverse conditions, (7) reputational risk and the reaction of companies ’ customers, suppliers, employees or other business partners to the merger, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger, (9) the risks relating to the integration of First Miami’s operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to the merger, (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in the merger, and (14) general competitive, economic, political and market conditions . Further information regarding additional factors which could affect the forward - looking statements contained in this communication can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s most recent annual reports on Form 10 - K and quarterly reports on Form 10 - Q, and other documents subsequently filed by United with the SEC . Many of these factors are beyond United’s and First Miami’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, stockholders and investors should not place any undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and neither United nor First Miami undertakes any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United or First Miami to predict their occurrence or how they will affect United or First Miami . United and First Miami qualify all forward - looking statements by these cautionary statements .

Strengthening Our Position as the Premier Southeastern Banking Franchise Operating in Attractive Growth Markets

Expands Market Share in Miami	✓ \$1.0 billion community bank operating in attractive Miami market — Increases our deposits in Florida by 66% to \$2.2B(1) (~10% of pro forma Company deposits; 4th largest pro forma Company MSA) — Miami MSA is the largest MSA in the Southeast based on deposits ✓ 70 year old community bank with deep presence and strong relationships in the Miami MSA — Majority owned by the Wirtz Family since 1966 (2.4% pro forma Company ownership) — Named a Top 3 Community Bank, Private Bank, Business Bank and Bank for Wealth Management in Miami by Daily Business Review ✓ Adds greater scale to our wealth management platform by adding approximately \$310 million of AUM
Financially Compelling	✓ EPS accretion in 2024 of ~3%, or \$0.09 ✓ Internal Rate of Return of >20% ✓ Low loan / deposit ratio of 69%; more than \$801 million in core deposits ✓ Enhances both the efficiency ratio and ROTCE ✓ Manageable tangible book dilution and earn back period consistent with UCBI's articulated M&A strategy
Strong Cultural Fit	✓ Adds bankers with market expertise and business model centered on delivering excellent customer service ✓ Consistent "Recommended" Rating (34 consecutive years) by BauerFinancial, Inc. ✓ Commitment to credit quality and overall customer service
Consistent with Our M&A Strategy	✓ Transaction consistent with United's strategy of acquiring high-quality, franchise-enhancing companies in growth markets

(1) As of December 31, 2022. UCBI standalone deposit data includes the recently completed acquisition of Progress Financial Corporation

4

Overview of First Miami Bancorp, Inc.

Financial Snapshot

	2019Y	2020Y	2021Y	2022Y
Balance Sheet[1]				
Assets	$913	$893	$1,124	$1,031
Gross Loans	$554	$621	$554	$594
Deposits	$727	$724	$934	$867
Loans / Deposits	75.2%	84.7%	58.5%	68.5%
TCE / TA	13.2%	13.3%	11.7%	11.0%
Profitability[2]				
Net Income	$6.7	$4.6	$4.0	$4.9
ROAA	0.85%	0.56%	0.41%	0.47%
ROAE	8.79%	5.79%	4.76%	6.46%
Noninterest Inc / Operating Rev	12.3%	11.2%	13.3%	12.8%
Net Interest Margin	3.26%	3.13%	2.56%	2.69%
Efficiency Ratio	71.6%	76.4%	82.2%	72.9%
Asset Quality[2]				
NPAs[3] / Assets	1.02%	0.99%	0.26%	0.31%
NCOs / Avg. Loans	(0.01%)	0.06%	(0.03%)	(0.01%)
LLR / Gross Loans	1.36%	1.31%	1.45%	1.47%

Loans[2]

C&I 2.8%
Other 0.4%
C&D 1.2%
1-4 Family 17.5%
Multifamily 4.7%
OO CRE 15.2%
NOO CRE 58.2%

4.71% Yield

Deposits[2]

Jumbo Time 4.4%
Retail Time 3.2%
Noninterest-Bearing 25.8%
Interest-Bearing 66.7%

1.00% Cost



Florida
Orlando
Melbourne
Tampa
Sarasota
Stuart
Palm Beach
Fort Lauderdale
Naples
Miami
United Community Banks, Inc. (206)
First Miami Bancorp, Inc. (3)

Pro Forma UCBI Miami MSA Presence
8 Branches
$1.2B deposits[4]
4th largest MSA based on Pro Forma Deposits

(1) Consolidated financial data as of December 31, 2022
(2) Bank-level Call Report data as of December 31, 2022
(3) Nonperforming assets defined as nonaccrual loans and leases and real estate owned
(4) Deposit data as of December 31, 2022
Note: Dollar values in millions. UCBI branch count includes eight loan production offices
Source: S&P Global Market Intelligence, FDIC, Company Documents.

5

Miami MSA Highlights

Overview



- Miami is a top emerging U.S. tech and financial services hub, with the likes of Microsoft, Citadel, and Blackstone announcing new offices in the city
- The Miami MSA has a labor force of 3.2 million and a 1.9% unemployment rate, well below the national average of 3.5%
  - Tech and finance represent approximately 633,000 employees with a median annual wage of $60,258
- The top industries of the more than 260,000 businesses in the Miami MSA include professional & business services, education & health services and retail

Accolades



- "World's Leading Lifestyle Destination" and "North America's Leading City Destination" *(World Travel Awards, 2022)*
- "Happiest City in the U.S." *(Mindbody, 2022)*
- #1 – Tech job growth in the U.S. *(Yahoo Finance, 2022)*
- #1 – Tech job migration in the U.S *(Yahoo Finance, 2022)*
- #1 – Venture capital dollars invested in the Southeast *(Yahoo Finance, 2022)*
- 2nd Best Places for Remote Work *(Bloomberg, 2022)*

Demographic Detail

	Miami MSA
Total GDP (2021)	$417B
Total Market Deposits (2022)	$352B
Total Population (2023)	6,162,977
Population Growth (2010 - 2023)	10.75%
Median Household Income (2023)	$66,672
Projected HHI Growth (2023 - 2028)	10.76%

Notable Employers

American Airlines
Baptist Health South Florida
Carnival
Royal Caribbean International
Ryder
University of Miami
Nicklaus Children's Hospital
Burger King
FedEx

Note: Miami MSA defined as Miami-Fort Lauderdale-Pompano Beach, FL MSA
Source: S&P Global Market Intelligence, FDIC, Bureau of Workforce Statistics and Economic Research of the State of Florida, World Travel Awards, Bloomberg, Miami-Dade Beacon Council, Yahoo Finance, FRED Economic Data.

6

UNITED

Transaction Highlights

Consideration	• 100% stock • Fixed Exchange Ratio: 40.2685 shares of UCBI to be issued for each share of First Miami common stock • Implied aggregate transaction value of $115.9 million • Anticipate issuing of 3.5 million shares of UCBI stock to First Miami common shareholders • In addition, First Miami shareholders will receive a special cash dividend prior to close from the net proceeds of the sale of certain investment securities held by First Miami
Implied Transaction Metrics and Pro Forma Ownership	• Price-to-Adjusted Tangible Book Value(1): 162% • Price-to-FY2022 Earnings: 14.7x • Price-to-2023E Earnings plus Cost Savings: 8.0x • First Miami Financial Pro Forma Ownership: 2.9%
Estimated Cost Savings	• 30% of estimated FY2023 non-interest expense, or approximately $7.0 million
Transaction Expenses	• $10.6 million of pre-tax, one-time expenses (9.2% of transaction value)
Key Purchase Accounting and CECL Adjustments	• Total gross marks on loans of $51.9 million, or 8.5% of gross loans, including: – Interest rate mark of $40.2 million; – Gross credit market related to non-PCD loans of $1.4 million; and, – Gross credit mark related to PCD loans of $10.3 million • Non-PCD CECL Reserve of $1.4 million established Day-2 via provision expense (CECL “double-count”) • Total loan credit mark of 2.16% (includes CECL “double-count”) • Anticipated core deposit intangible established of $33.8 million, or 4.2% of core deposits
Projected Financial Impact	• EPS accretion in 2024 of ~3%, or $0.09 • Pro Forma TCE ratio of ~8% and Common Equity Tier 1 (“CET1”) Capital Ratio of ~12% at close
Expected Closing	• Q3 2023

Note: Aggregate transaction value based on UCBI’s 10-day average closing price of $33.02 as of February 10, 2023; Assumes 87,132 First Miami shares outstanding; Transaction multiples and deal metrics based on December 31, 2022 financial data

(1) Based on consolidated tangible common equity of $113.3 million as of December 31, 2022 less $41.8 million (estimated as of December 31, 2022) resulting from the special cash dividend to First Miami shareholders prior to close from the net proceeds of the sale of certain investment securities held by First Miami

7

Expands presence in the highly - attractive Miami market (4 th largest pro forma Company MSA by deposits) Established banking franchise with strong liquidity and a low - cost core deposit base Increases Florida deposit balances to greater than $2 billion x Complementary to United’s wealth management business and Florida franchise with approximately $310 million in AUM Compelling pro forma financial impacts and manageable tangible book value dilution and earnback period Additional synergies available through United’s larger balance sheet and enhanced product capabilities Culturally consistent with United and many of its recent successful acquisition targets Summary Transaction Rationale 8 Source: S&P Global Market Intelligence

Appendix 9

Comprehensive Due Diligence & Loan Review Process

Leveraging Our Experience of Operational Review

51	~660	~2,000
Data Room Participants	Data Room Files Reviewed	Estimated Data Room Pages Reviewed

- Leveraged knowledge and integration experience of our ten recent acquisitions since 2015 in document review
- Management and business-line led diligence sessions across all major operational areas
- Engagement of third party advisors and consultants
- Full documentation of key risks and financial assumptions

Growth & Markets	**Cultural Compatibility**	**Credit Review**	**Wealth Management**
Accounting & Finance	**Compliance & Operations**	**Information Technology**	**Legal & Other Risks**

Qualitative and Quantitative Approach to Credit

- Deep review of loan files with 9 individuals participating, including both internal and external (third party) reviewers
- $338M in total funded exposure reviewed, or 60% of commercial funded exposure.
  - Includes all loans rated special mention or substandard greater than $100,000
  - General coverage is down to loans in the amount of $3 million.
  - 166 in total loans reviewed
- Consumer portfolio coverage was 100% based on the portfolio approach. In addition, 10 consumer loans totaling $3.5 million (34.4% of total consumer loan balances) and aggregate commitments of $10.5 million (38.1% of total consumer loan commitments) were individually reviewed.
  - Loan sample coverage focused on loans with a total commitment above $500,000
- Third party statistical review of findings utilized to analyze fair value marks and support qualitative review
  - Used downturn scenario economic expectations in establishing credit mark

10

UNITED

▪ Ranked #1 in Customer Satisfaction with Consumer Banking in the Southeast, 8 of the last 9 years (J.D. Power) ▪ Named one of the Best Banks to Work For ( American Banker) ▪ One of ten banks to earn a Gold Medal in the 2021 J.P. Morgan Bank Olympics and earned the 2 nd Highest Net Promoter Score among all banks nationwide ( J.P. Morgan ) ▪ Named one of America’s Best Performing Banks ( Forbes Magazine - 2022) ▪ Top 10 Best Banks In the World ( Forbes Magazine - 2022) ▪ Top ranking in overall customer satisfaction ( Greenwich Associates ) ▪ Best In Class in customer satisfaction ( Customer Service Profiles ) ▪ Daily Business Review named First National Bank of South Miami in the top 3 for five categories including: Best Bank for Wealth Management, Best Private Bank, Best Community Bank, Best Bank for CRE Lending and Best Business Bank . ▪ First National Bank of South Miami President and COO appointed to serve on the Miami - Dade Beacon Council Board ▪ Awarded Recommended Rating for 34 consecutive years, indicating First National Bank of South Miami is one of the strongest banks in the nation (BauerFinancial, Inc .) Recent Awards and Recognition Source: J.D. Power, American Banker, J.P. Morgan, Forbes Magazine, Greenwich Associates, Customer Service Profiles, Daily Business Review, Miami - Dade Beacon Council and Bauer Financial, Inc. 11 United Accolades First Miami Accolades